Exhibit 99.2

Daqing Shunwei Drilling Contract

Party A: Daqing Shunwei Energy Development Limited Liability Company

Party B: Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd.

Place: Songyuan, Jilin Province

Chapter 1

Section 1.   In accordance with the Contract Law of the People’s Republic of China and based on the mutual agreement of the parties, the parties hereby agree as follows:

Section 2.   The Party A of this contract is Daqing Shunwei Energy Development Limited Liability Company; The Party B is Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd..

Chapter 2

Project Quality and Period

Section 3.

1.	Number of wells: 40. (Party A can adjust the number of wells based on actual circumstances.)

2.	Total period of the project: June 01 2009 to June 01 2010

Chapter 3

Project Quality

Section 4.   Strictly comply with the geological and project design. The change of the design has to be approved by Party A. Changing the design with the consent of Party A, Party B should be entitled to all the costs incurred.

Section 5.   Well quality and cementing quality should comply with the standards of Petro China Company Limited.

Section 6.   Oil immersion time will comply with Petrol China Jilin Petro Group Standards.

Section 7.   The actual position of the well should be within 3 meters of the designed position. If the position has to be moved, it has to be approved.

Section 8.   Complete well should use 273mm*139.7mm Iron Ring to fix the well head.

1. Complete well should use 273mm*139.7mm Iron Ring to fix the well head.  Meanwhile, the wellhead has to be smooth, fixed, not broken,  not sink, and no oil & gas liquid comes out.

2. Put the well head cover which has the standard well No. on it, and spot welding it.

3. Case type: Case: J55 139.7X7.72; Oil Layer position P110 139.7X9.17

Chapter 4

Check and Acceptance

Section 9.   After the supervisors sign and confirm the quality of the construction,  rigs and other equipment have to be moved out of the site within 3 days.

Section 10.      Project Material submission (turn in to drilling supervisors)

1. When fix the well, company should supervise it by people with expertise.

2. Party A has to check and accept within 7 days after the well fixed. Both parties have to present when check.

3. A report about drilling fluid, the nature of the mud fluid, deposition process and technology summary has to be turned in.

Chapter 5

Price and Payment Method

Section 11.                       Price

1. Under 1000 meter, ￥*/meter (including 3% business tax)

2. Between 1000m and 1500m, ￥*/m (including 3% business tax)

3. Between 1500m to 2000m, ￥*/m (including 3% business tax)

4. Between 2000m to 2500m, ￥*/m （including 3% business tax）

The settlement price: Project price excludes 3.3% business tax and add 17% value added tax.

Section 12.   Payment Method

Party A shall pay 30% of the project price upon the completion of the well, 30% upon the completion of the project, and the rest 40% within 6 month of completion.

Chapter 6

Rights and Obligations

Section 13.   Rights and Obligations of Party A

1.            Provide Geological design and project design to Party B

2.            Appoint supervisors to the drilling crews.  The supervisor has the full power to handle and supervise the whole drilling work, and has the power to ask Party B to adjust its plan if there are problems.

3.            Party A has the right to check the equipment, facility and material of Party B for quality control. If Party A figures the equipment, facility and material are not in accordance with the standards, Party A has the right to prohibit the use of them.

4.           Party A has the right to determine to stop drilling, accelerate the drilling or drilling deeper according to the underground situation.

5.           When accident happens, Party B should handle promptly and Party A has the right to require the Party B to provide a report about accident reason and prevention from future accidents.

6.           Party A is responsible for constructing the roads and for the maintenance and cost of the road.

Section 14.     Rights and Obligations of Party A

1.            Construct strictly according to the geological and construction design.

2.            If Party B is responsible for the occurrence of the accidents, it should be entitled to all the loss.

3.            Party B should provide necessary help for the supervisors appointed by Party A.

4.            Party B assists Party A to finish the test of the well.

5.            Party B should provide product quality certificate and material quality certificate. Substandard products shouldn’t be used for the construction.

6.           Report to the Party A about the progress at 8am every day. Inform to test the well according to the progress.

7.            Sign the timesheet of the vehicles which are used to test the well and ensure the shaft will not be packed within the specified time.

8.            Party B should control the temporary site and is responsible for coordinating the relationship with the farmers, and compensation for the use of the temporary site should be paid by Party B.

9.           Party B is entitled to the cost of drilling mud deposition fee.

Chapter 7

Breach of Contract

Section 15.      If Party A decides to abandon the well position after Party B has done the preparation for the drilling, Party A has to pay for the cost of the preparation and other expense incurred.

Section 16.          If Party B makes mistake on the well position or the error is beyond the standards, then the cost is on Party B. If Party B makes mistake on the well position because of Party A’s error, then the cost should be on Party A.

Section 17.          If it is Party’s A fault about the land, well site or the road coordination to delay the work of Party B more than 2 days, Party A should compensate Party B ￥*/day , other expense is calculated as incurred, If Party B doesn’t enter  the site according to the route that Party A provides, all the extra cost should be on Party B.

If Party A decides to take the electric test which extends the drilling cycle, all the extra cost should be on Party A.

Section 18.          If the well quality is lower than the standards because of Party B, to the extent the price of the drilling will be reduced, or any action is taken to fix the problem, the cost should be on Party B.

Section 19.          The standard Party B should take when test the fixed well should be the Acoustic Amplitude within 48-72 hours after the well is fixed.

Section 20.          After the test and acceptance of the well, Party B should remove the facility and equipment and leave the site within 5 days. If Party B doesn’t leave the site on time and delay the work of Party A, Party A will deduct ￥* from the construction fees. (Except for special reasons). Party B should finish drilling the single well between 15-20days (until fix the well).

Single well construction period: Vertical well: 15 days. Inclined shaft: 20days.  If Party B can’t finish the drilling on time, Party A will deduct ￥*/day

Section 21.          Party B should construct according to the design, and be prepared for any necessary accidents. If there is any sign of the construction accidents, Party B should provide its opinions to Party A promptly, and both parties should cooperate with how to solve the problems to prevent from the accidents. If Party A insists on the original design, the loss of the accidents should be on Party A. If Party B doesn’t construct according to the design, the loss should be on Party B.

Section 22.          If Party A doesn’t pay the bill on time, Party B has the right to terminate the contract or stop the construction any time until Party A pays the bill, and the construct cycle will postpone accordingly, as a result, Party A should be responsible for the loss, at the same time, Party A should pay the interest at the interest rate at which banks provide the loan and pays the compensation for breach of contract as 5% of the late payment.

Warranty is 1 year, and warranty fee is 1% of the project price.

Chapter 8

Environment Protection

Section 23.          Outside the 5000 m2 construction site, all the pollution that results from the diesel, engine oil or other pollutants rather than mud fluid cause the damage of the environment, Party B should be responsible for all the legal and commercial liability.

Chapter 9

Quality Control and Penalties

Section 24.          Standards of Quality award or penalty

1. The well quality has to meet the standards of Petro China. The quality of the well: Target radius is 30 meters. Outside the target within 5 meter (30-35 meters), penalty ￥*。Outside the target within 10 meters (25-40), penalty ￥*。For other well quality problem, the penalty will be *% of the project cost depending on the degree.

2. After the Acoustic test, if the well doesn’t meet the standards but is still usable, penalty is ￥*

3. After the Acoustic test, if the well is not usable at all, Party B has to fix it until the well is usable. The handling fee should be on Party B. Penalty will be ￥*。 If the well is still not usable after handled by Party B, the well is deemed abandoned. Party A doesn’t need to pay the bill for this well.

Chapter 10

Force Majeure

Section 25.          Any of following situations that result in the stop of the construction will be deemed Force Majeure, and involved parties shouldn’t be considered not to perform the contract or violate the contract because of that.

1. Earthquake, fierce wind, snow storm, hail, flood or damage of the road;

2. Wars or the change of the policies or plans made by the Country.

Section 26.          The party announcing to suffer from the Force Majeure should inform the situation and result to the other party and provide the certificate of the Force Majeure situation promptly. The certificate should be issued by the notary office of the place where the Force Majeure situations happen.

Section 27.          When the Force Majeure happens, both parties should negotiate to solve the problem and take all the necessary actions to reduce the damage. If the Force Majeure lasts over 30 consecutive days and both parties can’t decide the further actions, it will be deemed as dispute.

Section 28.          After the situations determined as Force Majeure, both parties should be responsible for their own loss and extend the contract time accordingly. If the situations are not determined as Force Majeure, the party that causes the damage should be responsible for all the loss and results.

Chapter 11

Depute Resolution

Section 29.          If depute occurs, both parties should try their best to negotiate promptly. If the negotiation fails, both parties can apply for arbitration from the arbitration association where Party A locates. Both parties should unconditionally accept the arbitration result.

Section 30.          If depute occurs, both parties should continue perform the contract and protect the construction unless following happens:

1. It is determined that the contract can’t be performed.

2. Both parties agreed to stop the construction.

3. Coordinate to stop the construction and both parties agree on that.

4. The arbitration association requires stopping the construction.

5. The court requires stopping the construction.

Section 31.          If quality problems or construction accidents involved two or more than two parties, all the parties should have construction technology experts to process an arbitration and determine the responsible party or the proportion of the responsibility of each party. The responsible party determined by the experts should accept the result unconditionally.

Chapter 12

The Effective, Change and Termination of the Contract.

Section 32.          This agreement starts to be effective upon the execution by the both parties.

Section 33.          During the performance of the agreement, if both parties intend to amend or supplement any part of the agreement, a written amendment or supplement should be signed by authorized representatives of the both parties. And the amendment and supplement is part of the agreement and has the same bounding effect.

Section 34.          This agreement will be terminated if any of the following happens:

1. Both parties determine to change or terminate the contract.

2. The contract can’t be performed by Force Majeure or other reasons, both parties can determine to change or terminate the agreement.

3. If serious construction or quality problems occurred by Party B or Party B can’t finish the construction as required by Party A, Party A has the right to change or terminate the contract.

4. If one party can’t perform the obligation in this agreement or violate the agreement, this party will be deemed to breach the agreement, and the other party has the right to terminate the contract. If both parties agree to continue to perform the contract, the party which breaches the contract should indemnify the other party.

5. After the completion of the construction, the return of the material and the settlement of the bills, the contract is automatically terminated.

6. Other technological breach of the contract.

Chapter 13

Miscellaneous

Section 35.          Any attachments to this contract are an integral part of this contract，If the attachment provisions in conflict with the main contract， it shall be subject to this contract. The contract mentioned in this agreement should be the main contract.

Section 36.          This contract’s attachment contains: District Geological Design, District Construction Design, and Single Well Geological Design.

Section 37.          This contract is executed in 6 counterparts. Both parties have one original contract and two copies of the contract. The copy of the contract shall have the same force and effect as the original thereof.

Section 38.          This contract is the general contract. If there is any item not mentioned in this contract, both parties can negotiate to solve it.

Signature Page

Party A: Daqing Shunwei Energy Development Limited Liability Company

Representative of Party A: Shouda Zhang

Party B: Jilin Songyuan Tiancheng Drilling Engineering Co. Ltd.

Representative of Party B: Yunhui Lou

Date: May 28, 2009